PGIM ROCK ETF TRUST

AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT

Amendment No. 2 to Subadvisory Agreement made this 15th day of June 2026, between PGIM Investments LLC (“PGIM Investments” or the “Manager”), a New York limited liability company, and PGIM Quantitative Solutions LLC, (the “Subadviser” or “PGIM Quantitative Solutions”), a New Jersey limited liability company.

WHEREAS, the Manager has entered into a Management Agreement, dated October 26, 2023, as amended (the “Management Agreement”) with the PGIM Rock ETF Trust, a Delaware statutory trust (the “Trust”) and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to which PGIM Investments acts as Manager to , each series of the Trust listed therein, as amended from time to time; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the funds listed in Schedule A hereto, (each, a “Fund”; collectively, the “Funds”), and to manage such portion of each Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services to the Funds.

WHEREAS, the Manager and the Subadviser have mutually agreed to revise Schedule A of the Subadvisory Agreement, in order to include the PGIM S&P 500 Quarterly Buffer 5 ETF, PGIM S&P 500 Quarterly Buffer 10 ETF, PGIM S&P 500 Quarterly Buffer 15 ETF and PGIM S&P 500 Quarterly Buffer 20 ETF as new series of the Trust (the “New Funds”), and whereby the Manager shall pay the Subadviser as full compensation therefor, of such Fund subadvised by the Subadviser as described in the attached Schedule A for the services provided by the Subadviser to the New Funds under the Subadviser Agreement; and

NOW THEREFORE, the parties mutually agree as follows:

1.The subadvisory fee rate schedule for the Funds appearing in Schedule A is hereby deleted in its entirety and is replaced with the attached Schedule A.

2.The Subadvisory Agreement is unchanged in all other respects.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

BY: /s/ Scotte E. Benjamin

Name: Scott E. Benjamin

Title: Executive Vice President

PGIM QUANTITATIVE SOLUTIONS LLC

BY: /s/ Adam Kloczkowski

Name: Adam Kloczkowski

Title: Head of Quantitative Solutions

Schedule A

PGIM ROCK ETF TRUST

As compensation for services provided by PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”), PGIM Investments LLC will pay PGIM Quantitative Solutions an advisory fee on the net asset value of each Fund’s portfolio managed by PGIM Quantitative Solutions that is equal, on an annualized basis, to the following:

Fund Name	Subadvisory Fee Rate	Effective Date
PGIM S&P 500 Buffer 12 ETF –	XX% of the average daily net assets of	October 26, 2023
January (formerly, PGIM US Equity	the ETF
Buffer 12 ETF – January)
PGIM S&P 500 Buffer 12 ETF –	XX% of the average daily net assets of	October 26, 2023
February (formerly, PGIM US Large-	the ETF
Cap Buffer 12 ETF – February)
PGIM S&P 500 Buffer 12 ETF – March	XX% of the average daily net assets of	October 26, 2023
(formerly, PGIM US Large-Cap Buffer	the ETF
12 ETF – March)
PGIM S&P 500 Buffer 12 ETF – April	XX% of the average daily net assets of	October 26, 2023
(formerly, PGIM US Large-Cap Buffer	the ETF
12 ETF – April)
PGIM S&P 500 Buffer 12 ETF – May	XX% of the average daily net assets of	October 26, 2023
(formerly, PGIM US Large-Cap Buffer	the ETF
12 ETF – May)
PGIM S&P 500 Buffer 12 ETF – June	XX% of the average daily net assets of	October 26, 2023
(formerly, PGIM US Large-Cap Buffer	the ETF
12 ETF – June)
PGIM US&P 500 Buffer 12 ETF – July	XX% of the average daily net assets of	October 26, 2023
(formerly, PGIM US Large-Cap Buffer	the ETF
12 ETF – July)
PGIM S&P 500 Buffer 12 ETF – August	XX% of the average daily net assets of	October 26, 2023
(formerly, PGIM US Large-Cap Buffer	the ETF
12 ETF – August)
PGIM S&P 500 Buffer 12 ETF –	XX% of the average daily net assets of	October 26, 2023
September (formerly, PGIM US Large-	the ETF
Cap Buffer 12 ETF – September)
PGIM S&P 500 Buffer 12 ETF –	XX% of the average daily net assets of	October 26, 2023
October (formerly, PGIM US Large-Cap	the ETF
Buffer 12 ETF – October)
PGIM S&P 500 Buffer 12 ETF –	XX% of the average daily net assets of	October 26, 2023
November (formerly, PGIM US Large-	the ETF
Cap Buffer 12 ETF – November)
PGIM S&P 500 Buffer 12 ETF –	XX% of the average daily net assets of	October 26, 2023
December (formerly, PGIM US Large-	the ETF
Cap Buffer 12 ETF – December)
PGIM S&P 500 Buffer 20 ETF –	XX% of the average daily net assets of	October 26, 2023
January (formerly, PGIM US Large-Cap	the ETF
Buffer 20 ETF – January)
PGIM S&P 500 Buffer 20 ETF –	XX% of the average daily net assets of	October 26, 2023
February (formerly, PGIM US Large-	the ETF
Cap Buffer 20 ETF – February)
PGIM S&P 500 Buffer 20 ETF – March	XX% of the average daily net assets of	October 26, 2023
(formerly, PGIM US Large-Cap Buffer	the ETF
20 ETF – March)
PGIM S&P 500 Buffer 20 ETF – April	XX% of the average daily net assets of	October 26, 2023
(formerly, PGIM US Large-Cap Buffer	the ETF
20 ETF – April)

PGIM S&P 500 Buffer 20 ETF – May	XX% of the average daily net assets of	October 26, 2023
(formerly, PGIM US Large-Cap Buffer	the ETF
20 ETF – May)
PGIM S&P 500 Buffer 20 ETF – June	XX% of the average daily net assets of	October 26, 2023
(formerly, PGIM US Large-Cap Buffer	the ETF
20 ETF – June)
PGIM S&P 500 Buffer 20 ETF – July	XX% of the average daily net assets of	October 26, 2023
(formerly, PGIM US Large-Cap Buffer	the ETF
20 ETF – July)
PGIM S&P 500 Buffer 20 ETF – August	XX% of the average daily net assets of	October 26, 2023
(formerly, PGIM US Large-Cap Buffer	the ETF
20 ETF – August)
PGIM S&P 500 Buffer 20 ETF –	XX% of the average daily net assets of	October 26, 2023
September (formerly, PGIM US Large-	the ETF
Cap Buffer 20 ETF – September)
PGIM S&P 500 Buffer 20 ETF –	XX% of the average daily net assets of	October 26, 2023
October (formerly, PGIM US Large-Cap	the ETF
Buffer 20 ETF – October)
PGIM S&P 500 Buffer 20 ETF –	XX% of the average daily net assets of	October 26, 2023
November (formerly, PGIM US Large-	the ETF
Cap Buffer 20 ETF – November)
PGIM S&P 500 Buffer 20 ETF –	XX% of the average daily net assets of	October 26, 2023
December (formerly, PGIM US Large-	the ETF
Cap Buffer 20 ETF – December)
PGIM S&P 500 Max Buffer ETF –	XX% of the average daily net assets of	December 12, 2024
January	the ETF
PGIM S&P 500 Max Buffer ETF –	XX% of the average daily net assets of	December 12, 2024
February	the ETF
PGIM S&P 500 Max Buffer ETF –	XX% of the average daily net assets of	December 12, 2024
March	the ETF
PGIM S&P 500 Max Buffer ETF –	XX% of the average daily net assets of	December 12, 2024
April	the ETF
PGIM S&P 500 Max Buffer ETF – May	XX% of the average daily net assets of	December 12, 2024
the ETF
PGIM S&P 500 Max Buffer ETF – June	XX% of the average daily net assets of	December 12, 2024
the ETF
PGIM S&P 500 Max Buffer ETF – July	XX% of the average daily net assets of	December 12, 2024
the ETF
PGIM S&P 500 Max Buffer ETF –	XX% of the average daily net assets of	December 12, 2024
August	the ETF
PGIM S&P 500 Max Buffer ETF –	XX% of the average daily net assets of	December 12, 2024
September	the ETF
PGIM S&P 500 Max Buffer ETF –	XX% of the average daily net assets of	December 12, 2024
October	the ETF
PGIM S&P 500 Max Buffer ETF –	XX% of the average daily net assets of	December 12, 2024
November	the ETF
PGIM S&P 500 Max Buffer ETF –	XX% of the average daily net assets of	December 12, 2024
December	the ETF
PGIM Nasdaq-100 Buffer 12 ETF –	XX% of the average daily net assets of	December 12, 2024
January	the ETF
PGIM Nasdaq-100 Buffer 12 ETF –	XX% of the average daily net assets of	December 12, 2024
April	the ETF
PGIM Nasdaq-100 Buffer 12 ETF – July	XX% of the average daily net assets of	December 12, 2024
the ETF
PGIM Nasdaq-100 Buffer 12 ETF –	XX% of the average daily net assets of	December 12, 2024
October	the ETF
PGIM S&P 500 Quarterly Buffer 5 ETF	XX% of the average daily net assets of	June 15, 2026
the ETF

PGIM S&P 500 Quarterly Buffer 10	XX% of the average daily net assets of	June 15, 2026
ETF	the ETF
PGIM S&P 500 Quarterly Buffer 15	XX% of the average daily net assets of	June 15, 2026
ETF	the ETF
PGIM S&P 500 Quarterly Buffer 20	XX% of the average daily net assets of	June 15, 2026
ETF	the ETF

Dated as of June 15, 2026.